ElephantTalk

COMMUNICATIONS, INC.

(Symbol: **ETAK**)

March 2011

This presentation may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which  change over time. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,
“intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Elephant Talk’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC. Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Safe Harbor Statement

Why invest in Elephant Talk?
A niche play in Managing & Securing the Cloud

As a highly specialized outsourcing partner, we provide operating software, managed services and an integrated transaction & delivery platform to the global mobile telecommunications industry

We enable a whole range of (new to mobile) industries to enter the private label mobile telecom and data business market by providing them with a user friendly all-in-one plug and play interface that we manages for them

Our patented technology provides access authentication and transaction verification solutions that saves money for banks by significantly reducing credit & debit card fraud in real time

We provide these services through a SaaS model: Software as a Service providing a recurring revenue stream managing & securing mission critical parts of mobile networks, the mobile internet, the mobile cloud

                Elephant Talk’s Value Proposition
                Positioning our customers to make money

We empower Mobile Network Operators (MNO’s) such as T-Mobile,
Vodafone and KPN, and their Virtual Operators/Business Verticals through our integrated mobile enabling platform; providing & managing a whole range of applications (“customized mobile services”) using networked embedded technology to make them better, safer, cheaper, easier to manage, and more reliable & secure

We save these Mobile Networks Operators and their Virtual Operators/
Business Verticals money by providing an integrated software interface that substantially reduces their operating costs, while providing higher service levels

Our patented technology saves money for banks and financial
institutions by significantly reducing credit card and online fraud: Visa
Europe is currently integrating this technology into their platform

Building up one-stop shop for full Mobile Cloud Management and Security

       Disruptive Change in the Mobile Cloud
          Over The Top Players walk away with the Value Chain

Problem: Mobile Operators are not capable of effectively managing new service development at acceptable cost and time-to-market, due to inflexible and expensive legacy systems

“Go Around Solution”: OTT players like Google and Apple go around the Mobile Operator legacy systems and push thin internet apps, walking away with a substantial part of the mobile cloud value chain

Causing Mobile Operators loss of market share and control:
consequence of not effectively answering customer/market demand

Short time-to-market and ease of use: absolutely required to fulfill customer/market demand and to regain market share and control of the value chain

               Managing Change in the Mobile Cloud
                        Monetizing Mission Critical Network Embedded Apps

Solution: A Fully Integrated Mobile Cloud Services Delivery Platform

Seamless integration of all network elements and applications, by using standard IP-based communication protocols. Fully IP ready!

Enables completely new business models, yielding a broader range of sales and marketing opportunities with a very short time to market.

Thereby providing a much more efficient way to manage and monetize mission critical apps through mobile network embedded applications

Opens the mobile voice, data & signaling networks to a variety of “new to the cloud” industries, creating new mobile cloud services & distribution verticals

Let the Mobile Operator regain the mobile value chain, ultimately bringing mission critical controls, lower costs, better margins and most importantly security

= Elephant Talk Mobile Enabling Platform

            Expensive, Out of Control Problem:
           Legacy Telco IT Back Office Set Up

20 to 40 Software Programs to handle
CRM, Billing, Fulfillment, Distribution &
Customer Care from Multiple Vendors

MOBILE VIRTUAL NETWORK OPERATORS

Private Label Phone Customers

MOBILE NETWORK OPERATORS

HLR

MOBILE NETWORK OPERATORS (MNO’s)

High capital costs in hardware and
software patches

High operational expenses

Multiple connections to vendors and clients

20 to 40 Software Programs, Multiple
Vendors

Slow clients implementation  6-12 months

PRIVATE LABEL OPERATORS (MVNO’s)

Substantial telecommunication expertise
required

High upfront investments in hardware and
software systems

Long implementation lead time to market

Legacy Set Up

Data

Voice

Signaling

ElephantTalk - MVNE
 ET Boss: INTELLIGENT MOBILE
PLATFORM

    The Cost Saving & Control Solution
        Eliminating vendors, providing one set of software

ELEPHANT TALK’S SOLUTION

CRM & Billing

Logistics

Customer Care

Integrates data, voice and messaging – hides complexity;
like other leading software middleware providers, ET reduces over
20 telecommunication software systems to just 1 platform

MOBILE VIRTUAL NETWORK OPERATORS

Private Label Phone Customers

MOBILE NETWORK OPERATORS

MOBILE NETWORK OPERATORS

Provide 75% or more reduction in cost for
operations

Provides reduction in capital expenditures

One-time implementation (3 months)

Increases volume of network traffic and revenues
without cannibalizing existing subscribers

Full IP base signaling SIB & SIGTRAN

PRIVATE LABEL OPERATOR BUSINESS VERTICALS

Provide 50% or more reduction in cost for
operations

Installed in max 6 weeks versus at least 6 months
for competitors

Allows customers to focus on marketing & sales

Easy to use

Data

Voice

Signaling

Mobile Network Operators
T-Mobile
vodafone
kpn
Wholesale Radio Network
ElephantTalk
Provides MVNO's with:
Mobile Service Platform
CRM & Billing
Fulfillment (logistics/distribution)
Customer Care
Wholesale Radio Network License
Additional Services
Wholesale Radio Network & Additional Services

             Elephant Talk Mobile Enabling Platform
            Enables completely new business models

As a Mobile Virtual Network Enabler (MVNE) Elephant Talk provides the full
Mobile Enabling Platform that is the technological liaison between the Mobile
Operator and the Virtual Operators/Business Verticals

Elephant Talk provides the Platform in a SaaS Model, Software as a Service

Supermarket/Digital Services

Money/Loyalty Management

Fast Moving Consumer Goods

Advertising/Loyalty/Payment

Health Maintenance/Lifestyle

Remote Monitoring/Intervention

Consumer Mobile Banking

Financial Services & Payment

    Elephant Talk delivers all back-office activities, from radio access to CRM and billing while Virtual Operators/Business Verticals can focus on maximizing marketing efforts, sales, distribution and customer care & fulfillment

            Elephant Talk Platform Components

                 Verticals seamlessly combine any module they need

MVNO

Radio Network
GSM

Radio Network
GPRS

Radio Network
UMTS

Radio Network
HSDPA

SIM Logistics

Multi-IMSI

4G (LTE-DECT-
.Wi-Max-IMS)

Number Porting

Lawful Intercept

OTA SIM &
Handset

Roaming

(CAP-Callback)

Deep Packet
Inspection

Video-Call

Premium
Messaging

MNO

Elephant Talk Intelligent  Mobile Service Platform

Online Rating &
Charging

Prepaid

Postpaid Billing

Invoicing

Fraud
management

Reporting

Self-Service

UI/API CRM
Provisioning

Credit Check

Multi-Channel
Top-Up

1-to-1
Communication

Voice Mail

Promotions
Package

Parents Control

m-Banking

Contactless

mPayment

Distribution

HLR

GGSN

IN

WAP

SMS

MMS

IVR

Multi-MSISDN

USSD

Radio Network
WIMAX

Radio Network
WIFI

Other
Networks

Marketing

Sales

Customer Care

Healthcare

mCommerce /
Loyalty

STP

Roadmap

M2M

Radio Network
LTE

ET Boss gives flexibility and a
dynamic feature set, that ensures
rapid, low-cost deployments

ET Boss contains the modules
that handle the major business
processes for ET and partners

CRM

Billing

Payment

Provisioning

Self Care

Sales & Marketing

Revenue Assurance

Control

If needed Satellite Modules are
tailored to specific customer
requirements

CRM

Self Care

Revenue
Assurance

Provisioning

Control

Sales &

Marketing

Payment

Billing

ET-
BOSS

Prospect
Management

Sales Management

Analyzer

Mobile

Carrier (Pre)Select

Premium Rate &

Toll Free Services

Trouble Ticketing

Customer Management

Data Mining & Profiling

Credit Card

Direct Debit

PayPal

Credit Management

Credit Control

Fraud Management

Routing Analysis

Switches

HLR (mobile)

Porting

Dashboard

Reporting

Quality Analysis

Quality Control

Rating Management

Bill Mediation

Invoicing

   ET Business Operating Support System
      Bringing all functionalities together, easy to use

Elephant Talk Enhanced Value Proposition
Enables Verticals to Expand their Value Chain

Customized
Mobile Services

For Business
Verticals

Foundation

Expanded
Services

Barrier to Entry

Increasing Margins

Land Line Services

Mobile & Wireless
Connectivity

Custom

Mobile Svcs

0%

40+%

Pass the gate
Download a coupon from a display or poster
Get your e-ticket
Use Contactless ATM's
EZ-Pass / Sunpass
Make a cashless payment

Handset will become Channel of Choice
If easily & securely managed through the mobile cloud

Our phones phone network can be used for:
Gate Admissions, EZPass/Sunpass, Couponing,
Cashless Tickets, Vending Machines, Grocery Stores, etc.

                 Trust & Security will be Key
                  Absolute Requirement for the Digital Economy

TRUST

Identification

Non-Repudiation

Confidentiality

Access
Control

Authentication

Integrity

Register a user: verify

name, Member ID, etc

and assign a unique

User ID

Check privileges of

authenticated entity: Allow or

deny access to specific

applications, data, or

functions.

Prevent access by

unauthorized entities:

Encryption.

Verify that data has not

changed:

Message digests or

“checksums”.

Prove authorship and

integrity of transactions in audit

Validate that User ID belongs to user

who presented it: Passwords, tokens,

digital certificates.

ElephantTalk BOSS
End-to-end Mobile
Enablement Services
ValidSoft
Security
Software
Solutions
Real-time Credit Card Fraud Prevention
Telebanking / Telemedicine

Elephant Talk + ValidSoft
New Customized Mobile Financial Solutions

ElephantTalk’s established position as
an international telecom operator and its
ownership of ValidSoft positions it
to become a leader in customized mobile
financial services and electronic fraud
prevention

Expands into the leading-edge
technology in banking, remote medical
monitoring, grid information
management systems, loyalty
management and credit card
transaction validation & confirmation.

How Does ValidSoft Work?
Genuine or Fraudulent Transaction

VALid-POS®   (Point Of Sale) software determines if Customer Cell Phone &
Customer Card are / are NOT in Proximity

Proximity can be determined anonymously, without violating privacy, in a fraction of a second!

                   VALid-POS® Value Proposition
                    Virtually eliminating Incorrect Declines

Saves the Banks Money, potentially over $ 200B a year, including processing costs that are reduced dramatically in line with more accurate detection and the real-time resolution of VALid-POS ®

Bank customer churn reduced through lower false-positive rate and significantly increased customer satisfaction

Lower false-positive rate and increased detection rate allows more fraudulent transactions to be declined and reduces restitution administrative costs

Protects the privacy of the individual and, unlike GPS products, is legal;
received as only security software company the European Privacy Seal

Recurring Revenue Business Model: Banks are being charged a per transaction lookup fee, depending on volume

Contract with VISA Europe signed in 2010

Universal Standard – 2 Factor Authentication

- Something you know
- Something you have

ValidSoft – New Paradigm – 4 Factor Authentication

- Something you know
- Something you have
- Something you are
- Somewhere you are

Gartner: Best In Class Technology
Unique in offering 4 Factor Authentication

Non-repudiation
Transaction Data Signing
Authorisation Recording
Optional Voice Verification[1]
Transaction Verification
Strong Authentication
Real-time Proximity Analysis

          Verification to Non-Repudiation Level

            Risk Based, fully using Propriety Intellectual Property

1 Voice Biometrics  IP owned by ValidSoft and based on Alize (EU funded initiative).

   In recent NIST test ValidSoft results compared favourably with leading commercial providers.

Legitimacy

- Guaranteed Continuity of Service through MNO contracts

Accuracy

- No Reliance on Quality of ATM/POS Location Data – based on real-time high precision Proximity Correlation Analysis™

Privacy

- Compliance with all EU Data Privacy and Data Protection Directives – extended into many additional jurisdictions (e.g. US, HK, Australia, Japan, Mexico, etc)

Flexibility

- Cross-border, Domestic, CP, CNP, Real-time, Batch, Automatic Resolution

Speed

- Sub-second: Essential for Operating within the Authorisation Process

Cost

- Low cost, Volume pricing model, Encourage pervasive use – all transactions

              Why are our services different?

                      Exactly addressing the needs of the market

               Management Overview – Elephant Talk
              100 years+ in Telecoms & Application Software

Steven van der Velden, Chairman, President and Chief Executive Officer

Co-founded the International Telemedia Association, known today as the Network for Online Commerce

Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications.
Under his leadership InTouch was successfully sold to Global Telesystems Group

Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curacao.

Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies

Martin Zuurbier, Chief Technology Officer

Almost 20 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group

Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe

Developed new switching technology in collaboration with major technology vendors

Willem van den Brink, Chief Commercial Officer

Served as Vice President New Business Development for KPN Mobile International,

Contributed to reorganizing businesses resulting in direct increase of the bottom-line and top-line results. He has extensive experience in restructuring sales from commodity sales to value-added consultative selling sales, focusing on ICT outsourcing, to aggressively grow the business

Mark Nije, Chief Financial Officer

Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition

Co-founded Logistic Management International an international cargo transportation & airport handling company

Partner of QAT Investments, active investment manager, board member in various ICT related ventures

GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits

Management team and affiliates invested over $45 million in Elephant Talk which completely paid for the development cost of the software platform

           Management Overview – ValidSoft
           100 years+ in Security Software & Financial Services

Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft

Over 25 years experience in Information Technology and Financial Markets.

Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of
Co-Head of European Equities Technology & worked in advisory capacity with the Investment Banking Division

Phil Hickman, Chairman, ValidSoft

Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security.  Clients include Boston Consulting Group, Quadrant Consultants, Royal Mail Group, Royal
Bank of Scotland Group, HP, BT and Emirates NBD Group.

CEO of Intelligent Processing Solutions Ltd, a BPO joint venture between the major UK banks and Unisys, after spentding
32 years in HSBC Bank., including Head of Strategy & Planning for the Commercial Bank

Bennie Peleman, Global Head of Sales, ValidSoft

In his 22 years within the international Software Industry, Mr. Peleman held senior roles such as ‘Country Manager’ and
‘Senior Director Alliances, North and South of Europe’ with Computer Associates (CA). During his tenure there, he restructured the Belgian, Netherlands and Luxembourg entities while generating double-digit growth year-on-year.

Over the last 15 years, Mr. Peleman has held several country management positions within start-ups, medium-sized and established software companies at an international level.

Steve Gersten, Vice President of US Sales and Operations, ValidSoft

Over 20 years of Executive sales and operations in the computer software industry, specializing in security and systems management software.

15 years as a Senior Sales Executive for Computer Associates (CA), working in the security, systems, application and desktop divisions exceeding all sales quotas.

Headed several start-up security ventures, where he built the Infrastructure and Sales organizations.

ETAK Daily
3/14/11
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            Financial Overview

Fiscal
Year End:

Dec 31st

Market Cap:

$275M

Current Price
(03/14/11):

  $2.81

Shares
Outstanding

98M

2009 Revenue

    $42.5M

Management &
Affiliates
Investment:

    $45.0M

             Investment Highlights

Management and related shareholders invested over $ 45m

Of $143m in losses over the last 5 years, $85m non-cash was primarily the result of derivative accounting rules. The other $58m in losses can be split in
$27m non-cash, $ 4.5m in interest charges while the balance of $26m adjusted
EBITDA loss reflects mostly investments in in-house build-up of core competencies, next to $15m in capex, supplied by third party vendors

Entered a contractual arrangement with Visa Europe to provide the company with ValidSoft’s fraud-prevention solutions

Company expects to up-list to a National Exchange

Based upon current negotiations with over a dozen of the largest Mobile
Operators around the world, the Company expects its platform to be operational on at least three continents with at least five operators, next to Vodafone in
Spain, T-Mobile in the Netherlands and KPN in Belgium within the next 12 to 18 months; also more and more Operators will use it for their own retail branding

Company expects to manage at least 1,000,000 subscribers (SIMs) before year end 2011

         Contact Us

Corporate Headquarters

Steven van der Velden
steven.vandervelden@elephanttalk.com
Schiphol Boulevard 249
1118 BH Schiphol
The Netherlands
Phone: +31 20 653 59 16
www.elephanttalk.com

North American Office

Steve Gersten
Tampa, Florida
steve.gersten@validsoft.com
Phone: (813)334-9745
www.validsoft.com

Investor Relations

Alliance Advisors, LLC
Alan Sheinwald, President
 Phone: (914) 669-0222
asheinwald@allianceadvisors.net

The Verrazano Group, LLC
Steve Chizzik, President
 Phone: (908) 688-9111
steve@theverrazanogroup.com